UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2012

Dr Pepper Snapple Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5301 Legacy Drive, Plano, Texas 75024

(Address of principal executive offices, including zip code)

(972) 673-7000

 (Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 17, 2012, Dr Pepper Snapple Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1:  Election of Directors

At the Annual Meeting, stockholders approved the election of the Class I directors — David E. Alexander, Pamela H. Patsley, M. Anne Szostak, and Michael F. Weinstein — to hold office for a three-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
David E. Alexander	171,906,720	954,059	632,468	7,264,251
Pamela H. Patsley	166,906,980	6,490,607	95,660	7,264,251
M. Anne Szostak	168,828,096	4,567,306	97,845	7,264,251
Michael F. Weinstein	153,723,828	19,205,760	563,659	7,264,251

Proposal 2:  Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2012

At the Annual Meeting, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2012.

For	Against	Abstentions
180,570,757	47,360	139,381

Proposal 3: An advisory vote on the compensation of our named executive officers

At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
148,671,163	6,242,155	18,579,929	7,264,251

Proposal 4: Proposed amendments to the Company’s Certificate of Incorporation and By-laws to declassify its Board of Directors and provide for the annual election of directors

At the Annual Meeting, stockholders approved the proposed amendments to the Company’s Certificate of Incorporation and By-laws to declassify the Company’s Board of Directors and provide for the annual election of directors.  The amendment of the Certificate of Incorporation became effective on May 17, 2012 upon filing of a certificate of amendment with the Secretary of State of Delaware. The Company’s By-laws have been revised to phase out the classification of the Board.  The proposal for and text of the amendments to the Certificate of Incorporation and the By-laws were disclosed in the definitive proxy statement filed by the Company on March 29, 2012. Complete copies of the Certificate of Incorporation and of the By-laws as amended will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

For	Against	Abstentions	Broker Non-Votes
173,058,749	240,373	194,125	7,264,251

Proposal 5: Stockholder Proposal Regarding Comprehensive Recycling Strategy For Beverage Containers

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding comprehensive recycling strategy for beverage containers.

For	Against	Abstentions	Broker Non-Votes
48,158,175	101,384,780	23,950,292	7,264,251

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.

Date: May 17, 2012

	By:	/s/ Wayne R. Lewis
	Name:	Wayne R. Lewis
	Title:	Vice President & Assistant Secretary